INVESCO Bond Funds, Inc. (December 15, 2000)
        INVESCO Combination Stock & Bond Funds, Inc. (December 15, 2000)
               INVESCO Counselor Series Funds, Inc. (May 15, 2001)
              INVESCO International Funds, Inc. (February 28, 2001)
                 INVESCO Sector Funds, Inc. (November 30, 2000)
                  INVESCO Stock Funds, Inc. (November 30, 2000)
            INVESCO Variable Investment Funds, Inc. (April 30, 2001)

               Supplement to Statements of Additional Information
                   Dates of Which are Indicated in Parentheses

The section of the Statements of Additional Information entitled "Investments, Policies and Risks - Securities Lending" is hereby amended to (1) delete the section in its entirety and (2) substitute the following in its place:

      SECURITIES LENDING - Each Fund may from time to time loan securities from its portfolio to brokers, dealers and financial institutions to earn income or generate cash for liquidity. When the Fund lends securities it will receive collateral in cash or U.S. Treasury obligations which will be invested and maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities; provided, however, that such loans are made according to the guidelines of the SEC and the Company's board of directors. A Fund may at any time call such loans to obtain the securities loaned. However, if the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions or the Fund may be unable to exercise certain ownership rights. A Fund will be entitled to earn interest paid upon investment of the cash collateral in its permitted investments, or to the payment of a premium or fee for the loan. A Fund may pay reasonable fees in connection with such loans, including payments to the borrower and to one or more securities lending agents (an "Agent").

      INVESCO provides the following services in connection with the securities lending activities of each Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the Agent in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with INVESCO's instructions and with procedures adopted by the board of directors; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the board of directors with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary. INVESCO intends to seek necessary approvals to enable it to earn compensation for providing such services.

      The Funds have obtained an exemptive order from the SEC allowing them to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have INVESCO or an affiliate of INVESCO as an investment adviser (the "Affiliated Money Market Funds").

The date of this Supplement is May 18, 2001.